UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 19, 2009
HARRIS STRATEX NETWORKS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33278	20-5961564

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Address of principal executive offices:	637 Davis Drive, Morrisville, NC 27560
Registrant’s telephone number, including area code:	(919) 767- 3250
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 40.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
Item 9.01 Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
EX-3.1
EX-3.2

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
          On November 19, 2009, at the Annual Meeting of Stockholders (the “Annual Meeting”) of Harris Stratex Networks, Inc. (the “Company”), the Company’s stockholders approved the amendment and restatement of the Company’s 2007 Stock Equity Plan (the “Amended 2007 Plan”), which was approved by the Company’s Board of Directors (the “Board”) on September 14, 2009, subject to stockholder approval. Like the original 2007 Stock Equity Plan, the Amended 2007 Plan provides for the grant of incentive and nonstatutory stock options, stock appreciation rights, restricted stock, restricted stock units, performance units and stock grant awards to employees, officers, consultants and directors of the Company and its affiliates. The Amended 2007 Plan increases the maximum number of shares of common stock that may be granted under the plan by 5,400,000 from 5,000,000 to 10,400,000. Also, the Amended 2007 Plan now provides that each share subject to a stock option grant or a stock-settled stock appreciation right shall be counted as one share and any grant of any other award denominated and settled in shares, such as restricted stock, restricted stock units or performance units, will be counted as 1.31 shares against the maximum number of shares reserved under the Amended 2007 Plan.
          A brief description of the terms and conditions of the Amended 2007 Plan is set forth in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on October 7, 2009 (File No. 001-33278) (the “2009 Proxy Statement”) under the heading “Proposal No. 4 — Approval of the Amended and Restated 2007 Stock Equity Plan,” and such description is incorporated herein by reference. This description of the Amended 2007 Plan is qualified in its entirety by reference to a copy of the Amended 2007 Plan that is attached as Appendix B to the 2009 Proxy Statement and is incorporated herein by reference.
Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
Amended and Restated Certificate of Incorporation
          At the Annual Meeting, the Company’s stockholders approved the Amended and Restated Certificate of Incorporation of the Company, which previously had been approved by the Board on September 1, 2009, subject to stockholder approval. On November 19, 2009, the Company filed the Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware. A copy of the Amended and Restated Certificate of Incorporation is filed herewith as Exhibit 3.1 and is incorporated herein by reference.
Amended and Restated Bylaws
          On November 19, 2009, the Board, upon the recommendation of the Company’s Governance and Nominating Committee, approved amendments to the Company’s Amended and Restated Bylaws, effective as of such date. A summary of material changes is set forth below. In addition to the changes set forth below, and in connection with the Company’s Amended and Restated Certificate of Incorporation described above, the Amended and Restated Bylaws have been updated to eliminate references to “Class B Directors” and to refer to “Class A Directors” without class designation. The following is a summary of the amendments:
•	Article II, Section 2 was amended to specify that the date and time of the annual meeting of the Company’s stockholders shall be designated by the Board.

•	Article II, Section 5 was amended to provide that special meetings of stockholders may be called only by the president or secretary of the Company at the request in writing of a majority of the Board.

•	Article II, Section 8 was amended to allow the chairman of any meeting of the stockholders, whether or not a quorum is present, to adjourn such meeting, without notice, except as otherwise provided by law.

•	Article II, Section 13 was amended to clarify that only stockholders of record may submit proposals for consideration at the annual meeting of stockholders. The section was also amended to require additional information, covenants and representations from stockholders submitting such proposals.

•	Article II, Section 14 was amended to clarify that only stockholders of record may submit nominations for the election of directors at meetings of the stockholders. The section was also amended to require additional information, covenants and representations from stockholders submitting such nominations.

•	Article II, Section 15 was added to include a definition of “Interests”. A description of a nominating or proposing stockholder’s Interests is now required by Article II, Sections 13 and 14, as amended.

•	Article III, Section 2 was amended to specify that the Board has the sole right to fill vacancies on the Board in the event of newly created directorships resulting from any increase in the authorized number of directors.

•	Article III, Section 8 was amended to require the presence of at least a majority of the authorized number of directors in order for a quorum to be present for the transaction of business by the Board.
          The foregoing summary is a brief description of the approved amendments to the Company’s prior Amended and Restated Bylaws and is qualified in its entirety by reference to the full text of the Amended and Restated Bylaws, a copy of which is filed herewith as Exhibit 3.2 and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits.
     The following exhibits are furnished herewith:

Exhibit No.	Description
3.1	Amended and Restated Certificate of Incorporation of Harris Stratex Networks, Inc. as filed with the Secretary of State of the State of Delaware on November 19, 2009

3.2	Amended and Restated Bylaws of Harris Stratex Networks, Inc.

10.1	Harris Stratex Networks, Inc. 2007 Stock Equity Plan (As Amended and Restated Effective November 19, 2009) (incorporated by reference to Appendix B to the Registrant’s Schedule 14A filed with the Securities and Exchange Commission on October 7, 2009, File No. 001-33278)

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARRIS STRATEX NETWORKS, INC.
By:	/s/ Thomas L. Cronan, III
	Name:	Thomas L. Cronan, III
	Title:	Senior Vice President and Chief Financial Officer

Date: November 20, 2009

EXHIBIT INDEX

Exhibit No.	Description

3.1	Amended and Restated Certificate of Incorporation of Harris Stratex Networks, Inc. as filed with the Secretary of State of the State of Delaware on November 19, 2009

3.2	Amended and Restated Bylaws of Harris Stratex Networks, Inc.

10.1	Harris Stratex Networks, Inc. 2007 Stock Equity Plan (As Amended and Restated Effective November 19, 2009) (incorporated by reference to Appendix B to the Registrant’s Schedule 14A filed with the Securities and Exchange Commission on October 7, 2009, File No. 001-33278)